SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 11, 2002



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                   1-12334                 95-4114732
         --------                   -------                 ----------
(State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)             File Number)          Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER ITEMS

      DECEMBER 11, 2002 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (NASDAQ OTC BB SYMBOL: FPXA) today announced a discovery well at its La Rosa Field has been drilled and completion operations have commenced. Fortune also updated its Texas Onshore Exploration Program progress.


LA ROSA FIELD

      Completion operations are underway at the La Rosa C-9 well that finished drilling earlier this week. The well contains approximately 20 feet of net pay in two zones. There may be an additional 12 feet of potential productive pay zone in the well. Fortune owns a 10% before payout working interest in the well and a 12.1875% working interest after payout. Fortune's cost of drilling and completing the well was approximately $27,000. Once the well is completed, the well is expected to be producing and connected to sales immediately.


TEXAS ONSHORE EXPLORATION PROGRAM

      YARROW DISCOVERY:
      ----------------

      August 16, 2002 Fortune announced a discovery well at its Yarrow Prospect containing approximately 15 feet of net pay in a natural gas zone. A potential 28 feet of additional pay may be present in four shallower zones. On December 10, 2002, the operator advised that the gas line had been completed and attached to a main sales line that evening.

      The next three prospects expected to be drilled in the Texas Onshore Exploration Program are Buttercup, Agrimony, and Pepperbush. Operations to build the Buttercup well site are expected to commence shortly and Buttercup drilling is expected to begin the first week of January. Drilling of the Agrimony and Pepperbush prospects is expected to commence in late December 2002 and January 2003.

      FORTUNE NATURAL RESOURCES CORPORATION is an independent oil and gas exploration and production company with its principal properties located onshore and offshore Louisiana and Texas. Certain statements in this news release regarding future expectations and plans may be regarded as "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. They are subject to various risks, such as operating hazards, drilling risks, and other uncertainties inherent in the business of exploring for, developing and producing oil and gas which may be beyond Fortune's control. For a discussion of the contingencies and uncertainties affecting future events and forward-looking statements, see Fortune's Annual Report on Form 10-KSB for the year ended December 31, 2001 and its quarterly reports on Form 10-QSB for the periods ended March 31, 2002, June 30, 2002, and September 30, 2002, as well as other filings with the Securities and Exchange Commission. There can be no assurance that Fortune will be successful in meeting its expectations.

                                  ************

                                           Company Contact:  Tyrone J. Fairbanks
                                                                Chairman and CEO

                                                                 Ronald P. Nowak
                                                               President and COO

                                                                 (281)  872-1170
                                                     investor@fortunenatural.com


                                   Investor Relations Contact:  Philip L. DuBois
                                                                       President
                                                   DuBois Consulting Group, Inc.
                                                       Toll Free  (877) 386-4649
                                                                              or
                                                                  (757) 229-0666
                                                         duboisconsultgp@cox.net

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

      None

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FORTUNE NATURAL RESOURCES CORPORATION



                           By:  /s/ Tyrone J. Fairbanks
                                --------------------------------------
                                Tyrone J. Fairbanks
                                Chairman and Chief Executive Officer



Date:  December 11, 2002